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                           THE TARGET PORTFOLIO TRUST
                           INTERNATIONAL BOND PORTFOLIO


                        Supplement dated September 21, 2004
                         to Prospectus dated April 29, 2004

     ON OR ABOUT OCTOBER 1, 2004, PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO) WILL REPLACE FISCHER FRANCIS TREES & WATTS, INC. (FFTW) AS SUBADVISER TO THE INTERNATIONAL BOND PORTFOLIO.

     The following replaces the discussion of FFTW in the section of the prospectus titled "How the Trust is Managed - Advisers and Portfolio Managers:"


          PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO) has been the Portfolio's Adviser since September 2004. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. (ADAM LP). Allianz Aktiengesellschaft (Allianz AG) is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of June 30, 2004, PIMCO had approximately $392 billion in assets under management. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

          SUDI MARIAPPA, a Managing Director of PIMCO, leads the global portfolio management team for the Portfolio. He joined PIMCO as a portfolio manager in 2000. Before joining PIMCO, Mr. Mariappa was a managing director at Merrill Lynch from 1999-2000 and prior to that was an executive director of Sumitomo Finance International.


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